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                                   EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement of Muslim Media Network, Inc. on Form SB-2 of our report dated March 13, 2006, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Prospectus.

/s/ UHY LLP
Southfield, Michigan
April 6, 2006


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